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                                                                    EXHIBIT 10.1

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

         ESCALADE, INCORPORATED, an Indiana corporation ("Borrower"), and BANK ONE, NA, a national banking association (the "Bank"), agree as follows:

         1. CONTEXT. This agreement is made in the context of the following agreed state of facts:

         a. The Company and the Bank are parties to an Amended and Restated Credit Agreement effective October 24, 2001 (the "Agreement").

         b. The Company and the Bank desire to amend the Agreement and the Bank desires to waive certain covenant violations.

         c. The Company and Bank have executed this document (this "First Amendment") to give effect to their agreement.

         2.       DEFINITIONS.

         a. Terms used in this First Amendment with their initial letters capitalized are used as defined in the Agreement, unless otherwise defined herein.

         b.       The following definitions are hereby added to Section 1 of the
                  Agreement:

                  -        "Schleicher" means Schleicher & Co. International AG.

                  - "Schleicher Debt" means any and all indebtedness of Schleicher existing or refinanced as of the date of the First Amendment to Amended and Restated Credit Agreement.

         3. LOANS OR ADVANCES. Subsection 6.d of the Agreement is hereby amended in its entirety as follows:

                  d. LOANS OR ADVANCES. Neither the Company nor any Subsidiary shall make or permit to exist any loans or advances to Schleicher. Notwithstanding the preceding sentence, the Company shall not make or permit to exist any loans or advances to any person or entity, except for:

                  (i) extensions of credit or credit accommodations to customers or vendors made by the Company in the ordinary course of its business as now conducted;

                  (ii) reasonable salary advances to non-executive employees, and other advances to agents and employees for anticipated expenses to be incurred on behalf of the Company in the course of discharging their assigned duties; and

                  (iii) the specific items listed in the "Schedule of Exceptions" attached as EXHIBIT "D."

         4. WAIVER. With respect to the acquisition of Schleicher by the Company, the Bank hereby agrees to waive the following:

         a. The Company's noncompliance with Subsection 6.b of the Agreement to permit the existence of liens created or existing with respect to Schleicher in connection with existing or refinanced Schleicher Debt.



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         b.       The Company's noncompliance with Subsection 6.e of the
                  Agreement to not require Schleicher to execute a Guaranty Agreement pursuant to Subsection 6.e in the event such Guaranty Agreement is prohibited by or would violate the terms of any refinancing of the Schleicher Debt.

         c. The Company's noncompliance with Subsection 6.k of the Agreement to permit Schleicher to retain the Schleicher Debt.

         Such waivers by the Bank of the Company's noncompliance relate only to the covenant expressly waived herein with respect to the purchase of Schleicher by the Company, and shall not be construed as a waiver of any other violations of this or any other covenant.

         5. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this First Amendment, the Bank shall have received, each duly executed and in form and substance satisfactory to the Bank, this First Amendment and the following:

         a. Certificates of Existence issued regarding the Company and Schleicher.

         b. A certified copy of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this First Amendment and any other documents required under this First Amendment.

         c. A certificate signed by the Secretary of the Company certifying the name of the officer or officers authorized to sign this First Amendment and any other document required under this First Amendment, together with a sample of the true signature of each such officer.

         d. A Guaranty Agreement executed by Schleicher unless waived pursuant to Section 4.b. hereof.

         e. A certified copy of resolutions of the Board of Directors of Schleicher authorizing the execution and delivery of the Guaranty Agreement.

         f. Copies of all acquisition document with respect to the acquisition of Schleicher by the Company.

         g. A certificate signed by the Secretary of Schleicher certifying the name of the officer or officers authorized to sign the Guaranty Agreement, together with a sample of the true signature of each such officer.

         h.       Copies of the organizational documents for Schleicher.

         i. Such other documents as may be reasonably required by the Bank.

         6. REIMBURSEMENT OF EXPENSES. All out-of-pocket expenses of the Bank incurred by the Bank associated with this First Amendment, including without limitation, filing fees, recording fees and legal fees and disbursements, are to be reimbursed by the Company to the Bank promptly upon demand therefor.



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         7. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this First Amendment, the Company represents and warrants, as of the date of this First Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of the Agreement.

         8. REAFFIRMATION OF THE AGREEMENT. Except as amended by this First Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

         IN WITNESS WHEREOF, the Company, and the Bank, by their duly authorized officers, have executed this First Amendment to Credit Agreement effective as of August 29, 2002.

                                     ESCALADE, INCORPORATED


                                     By:  /s/  John R. Wilson
                                        ---------------------------------
                                        John R. Wilson, Vice President and
                                              Chief Financial Officer





                                     BANK ONE, INDIANA, NA



                                     By:  /s/ Robert E. McElwain
                                        ----------------------------
                                        Robert E. McElwain, First Vice President